39500-SA1 02/25

SUPPLEMENT DATED FEBRUARY 20, 2025

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF PUTNAM BDC INCOME ETF (THE “FUND”)

Effective February 20, 2025, the following replaces the paragraph in the section of the Fund’s SAI entitled “PORTFOLIO MANAGER — Ownership of securities”:

The table below identifies ownership of equity securities of the fund by the portfolio manager responsible for the day-to-day management of the fund as of the fund’s most recent fiscal year-end.

Portfolio manager	Dollar range of shares owned
Michael Petro	$100,001-$500,000

Shareholders should retain this Supplement for future reference.